Exhibit 99.1

SkyTerra
COMMUNICATIONS

Redefining Wireless Communications™

SkyTerra Communications
2nd Quarter 2008 Earnings
August 5, 2008

August 5, 2008
1. $500M backstop financing w/Harbinger
 • Funds business thru 3Q10
 • Designed to coincide with SkyTerra’s funding needs
 • Remains in place whether or not the acquisition of Inmarsat is ultimately completed
 • Subject to a Material Adverse Effect or breach under the Agreements
2. SKYT and Harbinger have agreed on a framework for a possible offer for Inmarsat
 • Firm Offer will be dependent on receiving Regulatory approvals
 • Harbinger to provide equity and debt commitments to support any Firm Offer
3. Agreement also reached w/Boeing on additional $40 million deferrals
 • In addition to the original construction payment deferral of $76 million
 • Due the earlier of December 20, 2010 or ten days before shipment of MSV-2
Significant Recent Announcements

August 5, 2008
1. Harbinger will backstop SkyTerra/MSV funding needs through 3Q10
 • MSV to issue up to $500MM Senior Unsecured Notes to Harbinger (in four tranches) on terms similar to existing unsecured MSV debt
 → January 6, 2009: $150 million
 → April 1, 2009:           175 million
 → July 1, 2009:     75 million
 → January 4, 2010:   100 million
                    $500 million
 • SkyTerra will issue warrants at $0.01 per share for up to 25MM shares as part of debt financing
2. SkyTerra retains flexibility to “go-shop” interim financing
3. Harbinger financing commitment provides funding for the Company through a number of significant milestones, including:
 • Launch of MSV-1
 • Construction of MSV-2 and related satellite ground system
 • Substantial chipset and device development
 • Significant core network and back-office system development
$500 million Backstop Financing

August 5, 2008
1. Offer:
 • Upon receipt of regulatory approvals and if a decision to move forward, SKYT makes a Firm Offer for
 Inmarsat
2.  Assets to be contributed at closing of Inmarsat deal:
 • 132MM Inmarsat Shares - valued at $1,415MM (assuming £5.353 per share and exchange rate of
 $2.00/£)
 • 1.6GHz spectrum rights - valued at $240MM (plus assumption of Crown Castle lease)
 • Inmarsat convertible debt - valued at $42MM
3. Financing the purchase price:
 • $2.4 bn from Harbinger equity contributions into SKYT @ $10 per share, subject to Adjustment Ratchet
 • Up to $100 mm rights offering participation (out of the equity contribution) by Non-Harbinger shareholders of SKYT
 • $2.4 bn Senior Debt
 • $300 mm Mezzanine Debt
 • Mix of equity and debt may change, depending upon final Offer Price and market conditions
4. Target Adjustment Ratchet:
 • Ratchet Price = $10.00 * (ISAT Firm Offer/535.3P)
Potential SkyTerra/Inmarsat Transaction

Current		Pro Forma	
	Vote	Economic	Vote	Economic
Harbinger Capital Partners				
- Historical	7,316,858	7,316,858	7,316,858	7,316,858
- 14.4 mm Shares Acquired From TSTR	0	14,407,343	0	14,407,343
- Purchase of Apollo Shares (1)	9,781,707	15,955,304	16,398,129	16,398,129
- Contribution of ISAT Shares			141,499,030	141,499,030
- ISAT Convertible Debt			4,488,626	4,488,626
- 1.6 GHz Spectrum			23,990,000	23,990,000
- $500MM Financing - 25MM Warrants			25,000,000	25,000,000
- $2.4bn Equity Contribution @ $10/Share			240,000,000	240,000,000
- Sponsor Fee			2,641,000	2,641,000
Total (2)	17,098,565	37,679,505	461,333,643	475,740,986
Terrestar Corporation	0	29,926,074	0	29,926,074
BCE	0	22,105,400	0	22,105,400
Columbia Capital	5,552,665	5,552,665	5,552,665	5,552,665
Other Institutional Investors	12,651,433	12,651,433	12,208,608	12,208,608
MSV Options (3)	0	6,056,419	0	6,056,419
Total	35,302,663	113,971,496	479,094,916	551,590,152
Harbinger Ownership:	48.4%	33.1%	96.3%	86.2%

(1) The shares purchased from Apollo are eligible to be converted to voting shares when the voting percentage falls below 29.0%. In addition, Harbinger has right to close on 442,825 voting shares upon receiving regulatory approval.

(2) Harbinger total excludes 9.144M Harbinger Warrants struck at $10 per share which are currently out-of-the-money.

(3) Assumes exchange of MSV options for SkyTerra options pursuant to S-4 Exchange Offer, with all SkyTerra options calculated on a treasury method basis at a SkyTerra trading price of $5.00.

SkyTerra COMMUNICATIONS

August 5, 2008
Illustrative Pro Forma Capitalization @ 535.3p

August 5, 2008
2Q Update: Sales Initiatives
1. Satellite Priority Service with DHS’ National Communication System
 • MSV’s push-to-talk and priority satellite telephony communications provided to NCS through distribution alliance with Sprint
2. Satellite Mutual Aid Radio Talkgroups (SMART) launched
 • Mid-west SMART
 – 14-state region in Middle America, managed by Indiana Department of
 Homeland Security’s Response and Operations Division
 • Central U.S. Earthquake Consortium Talkgroup#1
 – 8-state government partnership dedicated to preparation and response to earthquakes in the New Madrid seismic zone
3. SMART program interest remains brisk, with more than 1,000 locations now operating on two nationwide and four regional talkgroups
 • Expect one additional nationwide and five additional regional SMART talkgroups by year end, resulting in nine overlapping talkgroups that completely cover the mainland
 U.S., AK, HI, PR and U.S. Virgin Islands
4. SMART program is included in the list of Federal Tactical and Emergency Communications
 Systems and Services in the National Emergency Communications Plan issued by DHS in
 July
5. Announced in June the further extension of MSV’s current communications ground segment and mobile data system services through the end of 2012

August 5, 2008
2Q Update: Satellite Construction Program
1. Over 60% of MSV-1 components acceptance tested and delivered to Boeing
2. Initial surface set of the 22 meter reflector has been completed; all 16 MSV-1 flight hinges have completed acceptance testing
3. Validation and test of the Ground-Based Beam Former circuit boards successfully completed
4. Construction has begun at two of the four gateway sites (Napa and Saskatoon)
5. Launch schedule remains on track, well ahead of FCC and Industry Canada regulatory milestones
 –  Fourth quarter of 2009 or first quarter 2010 launch of MSV-1
 –  Second half 2010 launch of MSV-2

August 5, 2008
2Q Update: Industry Perspectives
1. Upward trend in spectrum valuation now extends across North America
 • Average price for Canadian auction of 100 MHz was $1.40 per MHz POP
2. Why have North American carriers invested nearly $40 billion on spectrum since
 September 2006?
 • Data services require increasing amounts of bandwidth
 • Spectrum is a fixed resource
 • The same demands by broadband Internet usage on fixed-line services are migrating to wireless
 • 3G and 4G data services are becoming increasingly important to the revenue performance of U.S. wireless carriers

August 5, 2008
2Q Update: Industry Perspectives (contd.)
1. MSV has embarked on primary research project in government, enterprise and consumer markets
2. Service quality is a cause for churn by nearly 50% of U.S. mobile households that plan to switch carriers
 • Satellite communications directly addresses service quality consideration, which is coverage
3. Interest in satellite services is significant and growing in the enterprise sector
4. Initial Findings of MSV’s focus groups:
 • Users with critical communications needs, sensitive to emergency communications or seeking a business edge found the prospect of an integrated satellite-terrestrial service appealing
 • Users expressed frustration with dropped calls and inconsistent coverage
 • One government respondent remarked that integrating satellite communications capability into a cellular phone was “the coolest thing since sliced bread”
 • The availability of devices at minimal incremental cost with reasonable service pricing
 (two things not historically available with satellites) was cited as a gating factor

August 5, 2008
2Q Update: Industry Perspectives (contd.)
1. Extending coverage
 • The integration of a seamless satellite communications capability into every handset that operates in the D-Block/Public Safety Broadband Spectrum is a critical requirement
 • The major wireless carriers cover between 89 and 95% of U.S. POPs
 – It’s not economical to cover more than that with terrestrial networks
 – The incremental cost of serving less-dense areas is in excess of $10 billion
 • The benefits of integrated satellite-terrestrial services accrue to:
 – Less dense areas
 – Every road and highway
 – Emergencies where terrestrial communications are unavailable
 – Any critical mission where a terrestrial-only network can’t be

Three months ended June 30	
	2008	2007
Revenue:		
Service Revenue	$ 7,427	$ 6,799
Equipment	1,162	1,097
Other Revenue	219	274
Total Revenue	8,808	8,170
Cost of Equipment Sold	928	892
Satellite Operations	6,945	5,850
Sales & Marketing	2,100	2,070
Research and Development	3,147	2,132
General & Administrative	8,318	6,773
Depreciation and Amortization	8,196	7,588
Total operating expenses	29,634	25,305
Loss before other income (expense)	(20,826)	(17,135)
Interest income	1,726	4,984
Interest expense	(9,632)	(10,557)
Impairment of investment in TerreStar	(8,441)	-
Other gains (losses)	199	237
Total other expenses	(16,148)	(5,336)
Net loss before income taxes & minority interest	(36,974)	(22,471)
Income tax benefit (provision)	185	(99)
Minority Interest	135	766
Net Loss	$ (36,654)	$ (21,804)
Basic and diluted cost per common share	$ (0.35)	$ (0.21)
Basic and diluted weighted average common shares outstanding	106,048,484	101,563,156

SkyTerra COMMUNICATIONS

August 5, 2008
SKYT Consolidated Income Statement

Period Ended June 30, 2008		SkyTerra	MSV US	Eliminations	Consolidated
Assets					
Cash, cash equivalents and investments	$	8,881	187,092	-	195,973
Accounts receivable, net		1	5,165	-	5,166
Other current assets		500	5,804	-	6,303
Total Current Assets		9,381	198,060	-	207,442
Investment in TerreStar		61,306			61,306
Investment in MSV LP		27,216		(27,216) [1]	
Property & equipment, net		-	579,367	-	579,367
Other long-term assets		230	554,794	(5,301) [2]	549,723
Total Assets		98,133	1,332,221	(32,517)	1,397,837
Liabilities and Stockholders Equity					
Current Liabilities		9,366	15,442	-	24,807
Long term debt		-	779,601	-	779,601
Other long term liabilities		5,301	16,499	(5,301) [2]	16,499
Total Liabilities		14,666	811,542	(5,301)	820,907
Minority Interest		-	-	221	221
Stockholders' (deficit) equity:		83,467	520,679	(27,437) [1]	576,709
Total liabilities and stockholders equity		98,133	1,332,221	(32,517)	1,397,837

(1) Eliminate SKYT warrants issued on Harbinger debt to MSV.

(2) Eliminate intercompany note and accrued interest.

August 5, 2008
SKYT Consolidated Balance Sheet

SkyTerra Capitalization Structure

SKYT Debt:		
14% Senior Secured Discount Notes (MSV		591,360,457
16.5% Senior Unsecured Notes (MSV)		134,000,221
Boeing Deferrals (MSV)		54,240,000
Velocity (MSV)		724,514
Telesat (MSV)		91,432
SKYT Debt	$	780,416,624
SKYT Cash (2)	$	186,937,086
SKYT Net Debt	$	593,479,538
SKYT Market Capitalization:		
SKYT Total Common Shares Outstanding		107,915,077
SKYT Options		353,293
MSV Mgmt Options Exchanged		4,906,266
SKYT Fully Diluted Shares Outstanding		113,174,636

(1) Debt balance as of June 30, 2008

(2) Does not include SKYT cash balance of $9.0M that is already committed

SkyTerra COMMUNICATIONS

August 5, 2008
SKYT Capital Structure (1)

Payments to Date	Estimated Thru 3Q10	Total Thru 3Q10
Boeing:	$ 418.8	$ 116.8	$ 535.6
Satellite Base Station Development:	$ 24.2	$ 19.8	$ 44.0
Launch Services:	$ 17.8	$ 148.2	$ 166.0
Insurance:	$ -	$ 61.0	$ 61.0
Total:	$ 460.8	$ 345.8	$ 806.6

SkyTerra COMMUNICATIONS

August 5, 2008
NextGen Satellite System Costs ($ in mm’s)